CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------





We consent to the use in this registration statement of our report dated July 10, 2003 on the financial statements for Rub A Dub Soap, Inc. as of the period from inception (September 28, 2001) to May 31, 2003, May 31, 2002 and to references to our firm as accounting and auditing experts in the prospectus.



Denver, Colorado
August 13, 2003

                                                           /s/Comiskey & Company
                                                        PROFESSIONAL CORPORATION